Exhibit 99.1

FOR IMMEDIATE RELEASE

THE WALT DISNEY COMPANY ANNOUNCES EARLY RESULTS OF TENDER OFFERS BY THE WALT DISNEY COMPANY AND 21ST CENTURY FOX AMERICA, INC. AND UPSIZING OF TENDER OFFERS FOR NOTES OF THE WALT DISNEY COMPANY

BURBANK, Calif., September 17, 2019 – The Walt Disney Company (“Disney”) (NYSE: DIS) announced today the early results of the previously announced cash tender offers (each, a “Tender Offer”) of Disney and its indirect subsidiary, 21st Century Fox America, Inc. (“21CFA”), to purchase outstanding notes of Disney listed in the table below (the “Disney Notes”), subject to the Maximum Disney Tender Cap (as defined below) and in the order of priority shown in the table below, and any and all outstanding debt securities of 21CFA (the “21CFA Notes” and together with the Disney Notes, the “Tender Notes” and each a “Series” of Tender Notes). Disney further announced that it has increased the maximum aggregate purchase price (including principal and premium, but excluding accrued interest) of the Disney Notes that it intends to purchase in the Tender Offers from $1,750,000,000 to $4,000,000,000 (the “Maximum Disney Tender Cap”). The Withdrawal Deadline has passed, and Tender Notes tendered pursuant to the Tender Offers may no longer be withdrawn, except in the limited circumstances described in the Offer to Purchase (as defined below).

As of 5:00 p.m., New York City time, on September 16, 2019 (the “Early Tender Deadline”), approximately $4,270,376,000 aggregate principal amount of Disney Notes were validly tendered and not validly withdrawn and approximately $257,263,000 aggregate principal amount of 21CFA Notes were validly tendered and not validly withdrawn. The table below identifies the principal amount of each Series validly tendered and not validly withdrawn.

The Disney Notes

Issuer	Notes	CUSIP Number	Principal Amount Outstanding Prior to the Tender Offers	Acceptance Priority Level	Principal Amount Tendered(1)
Disney	8.250% Notes due 2096	254687FE1 U25497BN4	$93,881,000	1	$16,463,000
Disney	7.900% Notes due 2095	254687FC5 U25497BM6	$114,658,000	2	$20,703,000
Disney	7.750% Notes due 2045	254687EY8 U25497BK0	$589,505,000	3	$264,520,000
Disney	6.150% Notes due 2041	254687EQ5 U25497BF1	$1,488,657,000	4	$856,786,000
Disney	8.150% Notes due 2036	254687EC6 U25497AZ8	$299,003,000	5	$59,217,000
Disney	7.850% Notes due 2039	254687EL6 U25497BD6	$297,134,000	6	$185,851,000
Disney	6.750% Notes due 2038	254687EJ1 U25497BC8	$234,684,000	7	$93,455,000
Disney	6.900% Notes due 2039	254687EN2 U25497BE4	$588,117,000	8	$351,699,000
Disney	6.150% Notes due 2037	254687EE2 U25497BA2	$990,309,000	9	$668,375,000
Disney	6.400% Notes due 2035	254687EA0 U25497AY1	$1,115,433,000	10	$602,014,000
Disney	6.650% Notes due 2037	254687EG7 U25497BB0	$1,234,237,000	11	$725,619,000
Disney	5.400% Notes due 2043	254687ES1 U25497BG9	$683,836,000	12	$346,023,000
Disney	8.450% Notes due 2034	254687DW3 U25497AW5	$194,866,000	13	$79,651,000

(1)	As of the Early Tender Deadline.

The 21CFA Notes

Issuer	Notes	CUSIP Number	Principal Amount Outstanding Prior to the Tender Offers	Principal Amount Tendered(1)
21CFA	5.650% Senior Notes due 2020	90131HAP0 652482BV1	$29,018,000	$5,557,000
21CFA	4.500% Senior Notes due 2021	90131HAQ8	$136,676,000	$87,098,000
21CFA	3.000% Senior Notes due 2022	90131HAR6	$78,176,000	$41,716,000
21CFA	8.875% Senior Debentures due 2023	90131HAS4	$51,596,000	$8,018,000

Issuer	Notes	CUSIP Number	Principal Amount Outstanding Prior to the Tender Offers	Principal Amount Tendered(1)
21CFA	4.000% Senior Notes due 2023	90131HAA3	$15,156,000	$3,919,000
21CFA	7.750% Senior Debentures due January 2024	90131HAT2 652478AR9	$13,671,000	$1,112,000
21CFA	7.750% Senior Debentures due February 2024	90131HAU9 652478AU2	$21,888,000	$189,000
21CFA	9.500% Senior Debentures due 2024	90131HAV7	$7,255,000	$97,000
21CFA	3.700% Senior Notes due 2024	90131HAE5 90131HAC9 U88803AA6	$22,684,000	$14,497,000
21CFA	8.500% Senior Debentures due 2025	90131HAW5	$13,758,000	$1,486,000
21CFA	3.700% Senior Notes due 2025	90131HBW4	$7,702,000	$3,878,000
21CFA	7.700% Senior Debentures due 2025	90131HAX3	$11,916,000	$3,500,000
21CFA	7.430% Senior Debentures due 2026	90131HAY1	$10,501,000	$4,533,000
21CFA	3.375% Senior Notes due 2026	90131HCB9 90131HCA1 U88803AF5	$13,660,000	$11,788,000
21CFA	7.125% Senior Debentures due 2028	90131HAZ8	$5,875,000	$576,000
21CFA	7.300% Senior Debentures due 2028	90131HBA2	$4,418,000	$409,000
21CFA	7.280% Senior Debentures due 2028	90131HBB0	$4,900,000	$330,000
21CFA	7.625% Senior Debentures due 2028	90131HBC8	$12,211,000	$1,558,000
21CFA	6.550% Senior Notes due 2033	90131HBD6	$7,653,000	$1,530,000
21CFA	8.450% Senior Debentures due 2034	90131HBE4	$5,134,000	$197,000
21CFA	6.200% Senior Notes due 2034	90131HBF1 652482BH2	$15,778,000	$13,397,000
21CFA	6.400% Senior Notes due 2035	90131HBG9 90131HBH7 U65249AM3	$34,567,000	$6,276,000
21CFA	8.150% Senior Debentures due 2036	90131HBJ3	$997,000	$349,000
21CFA	6.150% Senior Notes due 2037	90131HBK0	$9,691,000	$7,465,000
21CFA	6.650% Senior Notes due 2037	90131HBL8	$15,763,000	$4,492,000
21CFA	6.750% Senior Debentures due 2038	90131HBM6	$14,056,000	$2,503,000
21CFA	7.850% Senior Notes due 2039	90131HBN4	$2,866,000	$30,000
21CFA	6.900% Senior Notes due 2039	90131HBP9	$11,883,000	$191,000
21CFA	6.150% Senior Notes due 2041	90131HBQ7	$11,343,000	$10,067,000
21CFA	5.400% Senior Notes due 2043	90131HAB1	$16,164,000	$9,502,000
21CFA	4.750% Senior Notes due 2044	90131HAH8 90131HAF2 U88803AB4	$11,276,000	$4,398,000
21CFA	4.950% Senior Notes due 2045	90131HBZ7	$699,000	$585,000
21CFA	7.750% Senior Debentures due 2045	90131HBR5	$10,495,000	$1,618,000
21CFA	4.750% Senior Notes due 2046	90131HCD5	$108,000	$25,000
21CFA	7.900% Senior Debentures due 2095	90131HBS3	$35,342,000	$357,000
21CFA	8.250% Senior Debentures due 2096	90131HBT1	$6,119,000	$4,020,000

(1)	As of the Early Tender Deadline.

The Tender Offers are intended to help manage Disney’s debt maturity profile, opportunistically prefund existing maturities and manage Disney’s overall cost of borrowing. The Disney Notes that have been validly tendered and not validly withdrawn as of the Early Tender Deadline have a weighted average coupon of 6.545% and are notes that were previously issued by Disney in exchange for outstanding notes issued by 21CFA. The 21CFA Notes that have been validly tendered and not validly withdrawn as of the Early Tender Deadline have a weighted average coupon of 4.922% and are notes that remained outstanding following the exchange offers completed in connection with Disney’s acquisition of TFCF Corporation (formerly known as Twenty-First Century Fox, Inc.), the parent company of 21CFA.

The amount of each Series accepted for purchase will be determined pursuant to the terms and conditions of the Tender Offers as described in a separate Amended and Restated Offer to Purchase dated September 3, 2019 (as amended by this press release and as it may be further amended or supplemented, the “Offer to Purchase”) and related Letter of

Transmittal (as amended by this press release and as it may be further amended or supplemented, the “Letter of Transmittal”). Capitalized terms used and not defined in this press release have the meanings given to them in the Offer to Purchase.

The Tender Offers are subject to the satisfaction of certain conditions as set forth in the Offer to Purchase, including the receipt by Disney prior to the Early Settlement Date (as defined below) of net proceeds of at least $2,000,000,000 from the previously announced offering of Disney’s floating rate senior unsecured notes and fixed rate senior unsecured notes pursuant to an effective shelf registration statement filed with the Securities and Exchange Commission (the “Financing Condition”). As of the Early Tender Deadline, all conditions to the Tender Offers, including the Financing Condition, have been satisfied.

The applicable Total Consideration for each $1,000 in principal amount of Tender Notes validly tendered and not validly withdrawn on or before the Early Tender Deadline and accepted for purchase pursuant to the Tender Offers will be determined in the manner described in the Offer to Purchase. The consideration will be determined by reference to a fixed spread specified for each Series over the yield based on the bid price of the applicable Reference Security, as fully described in the Offer to Purchase. The consideration will be calculated by the Dealer Managers (as defined below) at 10:00 a.m., New York City time, today, September 17, 2019. In addition to the applicable Total Consideration, accrued and unpaid interest from the last interest payment date up to, but not including, the early settlement date, which is currently expected to occur on September 18, 2019 (the “Early Settlement Date”), will be paid in cash on all validly tendered Tender Notes accepted for purchase in the Tender Offers. The Total Consideration plus accrued interest for Tender Notes that are validly tendered and not validly withdrawn on or before the Early Tender Deadline and accepted for purchase will be paid by the purchasers in same-day funds on the Early Settlement Date.

The Tender Offers will expire at 11:59 p.m., New York City time, on September 30, 2019 (as the same may be extended with respect to one or more Series, the “Expiration Date”). Holders of Tender Notes who validly tender their Tender Notes after the Early Tender Deadline and on or before the Expiration Date and whose Tender Notes are accepted for purchase will receive only the applicable Purchase Price, as fully described in the Offer to Purchase. The Purchase Price for the Tender Notes accepted for purchase pursuant to the Tender Offers will be calculated by taking the Total Consideration for the applicable Series and subtracting from it the Early Tender Premium for such Series. The Purchase Price plus accrued interest for Tender Notes that are validly tendered after the Early Tender Deadline and on or before the Expiration Date and accepted for purchase will be paid by the purchasers in same-day funds promptly following the Expiration Date on the final settlement date, which is currently expected to occur on October 3, 2019. No tenders will be valid if submitted after the Expiration Date.

General

This announcement is for informational purposes only and is not an offer to purchase or sell or a solicitation of an offer to purchase or sell, with respect to any securities. The Tender Offers are only being made pursuant to the terms of the Offer to Purchase and Letter of Transmittal. None of the purchasers, the Dealer Managers or the Tender Agent and Information Agent is making any recommendation as to whether or not holders should tender their Tender Notes in connection with the Tender Offers.

Citigroup Global Markets Inc. (“Citigroup”), J.P. Morgan Securities LLC (“J.P. Morgan”), BNP Paribas Securities Corp., HSBC Securities (USA) Inc. and RBC Capital Markets, LLC are acting as Dealer Managers (collectively, the “Dealer Managers”) and Global Bondholder Services Corporation (“GBSC”) is acting as the Tender Agent and Information Agent for the Tender Offers. Questions regarding the Tender Offers may be directed to Citigroup or J.P. Morgan, the lead Dealer Managers, at:

Citigroup 388 Greenwich Street, 7th Floor New York, New York 10013 Attn: Liability Management Group Collect: (212) 723-6106 Toll-Free: (800) 558-3745	J.P. Morgan 383 Madison Avenue, 6th Floor New York, New York 10179 Attn: Liability Management Group Collect: (212) 834-4811 Toll-Free: (866) 834-4666

Requests for documents (including the Offer to Purchase and the Letter of Transmittal, along with any amendments and supplements thereto) may be directed to GBSC at (866) 470-3900 (toll free) or (212) 430-3774 (banks and brokers) or by email at contact@gbsc-usa.com.

Cautionary Notes on Forward Looking Statements

This communication may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. Disney has based these forward-looking statements on its current expectations about future events. These forward-looking statements, including, without limitation, those relating to future actions, new projects, strategies, future performance and the outcome of contingencies such as future financial results are necessarily estimates reflecting the best judgment of the management of Disney and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. These forward-looking statements should, therefore, be considered in light of various important factors, including those factors described in more detail in Disney’s Annual Report on Form 10-K for the year ended September 29, 2018 and in any subsequent Quarterly Reports on Form 10-Q (including, for the avoidance of doubt, the Quarterly Report on Form 10-Q for the quarterly period ended December 29, 2018 filed by TWDC Enterprises 18 Corp.) and Annual Reports on Form 10-K under Item 1A, “Risk Factors” as well as in any subsequent periodic or current reports filed with the Securities and Exchange Commission under the Exchange Act, that include “Risk Factors” or that discuss risks to us.

You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this communication. Disney does not undertake any obligation to publicly update or release any revisions to these forward-looking statements to reflect events or circumstances after the date of this communication or to reflect the occurrence of unanticipated events, except as required by law.

Media Contact:

David Jefferson

david.j.jefferson@disney.com

818-560-4832

Investor Contact:

Lowell Singer

lowell.singer@disney.com

818-560-6601